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                                                                    Exhibit 99

                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER:  NATIONSBANK, N.A.
                     NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period		                                                   		Nov-97
Determination Date		                                                 		12/8/97
Deposit Date		                                                      		12/12/97
Distribution Date	                                                 			12/15/97

Pool Balance on the close of the last day of the preceding
 Collection Period	                                          			317,052,542.22
Less:	Principal Collections                                   			16,381,771.46
     	Purchase Amount allocable to Principal		                           	0.00
    	 Realized Losses 			                                           721,087.57
                                                             -----------------
Pool Balance on the close of the last day of the
 Collection Period 				                                         299,949,683.19
                                                             =================
Original Pool Balance			                                     	1,066,816,806.33
Pool Factor                                                      				28.11633%

Class A Certificate Balance
     	Beginning Class A Certificate Balance	                  		307,540,965.96
   	  Class A Principal Distribution to Class A Distribution
       Account			                                                16,589,773.26
                                                             -----------------
     	Ending Class A Certificate Balance			                     290,951,192.70
Original Class A Certificate Balance                      				1,034,812,302.14
Class A Pool Factor                                              				28.11633%

Class B Certificate Balance
     	Beginning Class B Certificate Balance                    			9,511,576.26
     	Class B Principal Distribution to Class B Distribution
       Account			                                                   513,085.77
                                                             -----------------
     	Ending Class B Certificate Balance		                       	8,998,490.49
Original Class B Certificate Balance                         				32,004,504.19
Class B Pool Factor 	                                             			28.11633%

Class A Pass-Through Rate	                                          			5.8500%
Class B Pass-Through Rate		                                          		6.0000%

Class A Percentage	                                                			97.0000%
Class B Percentage		                                                 		3.0000%

Available Interest
     	Collections and Liquidation Proceeds allocable to
       interest		                                                	2,568,311.01
     	Recoveries	                                                 		107,262.61
     	Purchase Amount allocable to Interest                            			0.00
                                                             -----------------
         		Total Interest Collections	                           	2,675,573.62
     	Advances for the related Distribution Date                 			584,540.88
     	Less:  Outstanding Advances to be reimbursed		               	372,549.16
                                                             -----------------
         		Total Available Interest	                             	2,887,565.34

Available Principal
     	Collections and Liquidation Proceeds allocable to
       Principal                                              			16,381,771.46
     	Purchase Amount allocable to Principal		                           	0.00
                                                             -----------------
         		Total Available Principal		                           16,381,771.46

Deposit to Certificate Account
     	Available Interest		                                       	2,887,565.34
     	Available Principal                                     			16,381,771.46
     	Withdrawal from Reserve Account		                                  	0.00
     	Less:  Basic Servicing Fee to be withheld from
             Collections		                                         	264,210.45
                                                             -----------------
                	Net Deposit to Certificate Account	            	19,005,126.35

Class A Interest Distribution
     	Class A Monthly Interest                                 			1,499,262.21
     	Class A Interest Carryover Shortfall		                             	0.00
                                                             -----------------
               		Total	                                          	1,499,262.21

Class B Interest Distribution
	     Class B Monthly Interest                                    			47,557.88
     	Class B Interest Carryover Shortfall                             			0.00
                                                             -----------------
               		Total	                                             	47,557.88

Class A Principal Distribution
	     Class A Monthly Principal		                               	16,589,773.26
     	Class A Principal Carryover Shortfall from the
       preceding Distribution Date	                                     		0.00
                                                             -----------------
               		Total	                                         	16,589,773.26

Class B Principal Distribution
     	Class B Monthly Principal		                                  	513,085.77
     	Class B Principal Carryover Shortfall from the
       preceding Distribution Date		                                     	0.00
                                                             -----------------
               		Total	                                            	513,085.77

Basic Servicing Fee (inc. unpaid amount from prior periods)			     	264,210.45

Distributions to the extent of Available Interest and
 Available Reserve Amount (and Class B Percentage of
 Available Principal with respect to Class A Interest
 Distribution)
     	Unpaid Basic Servicing Fee to Servicer		                     	264,210.45
     	Class A Interest Distribution to Class A Distribution
       Account		                                                 	1,499,262.21
     	Class B Interest Distribution to Class B Distribution
       Account	                                                    		47,557.88

Distributions of Available Principal, Remaining Available
 Interest	and Remaining Available Reserve Amount
     	Class A Principal Distribution to Class A Distribution
       Account	                                                		16,589,773.26
     	Class B Principal Distribution to Class B Distribution
       Account		                                                   	513,085.77
     	To Reserve Account up to Specified Reserve Account Balance		       	0.00
     	Any Remaining Amounts to Sellers	                            		355447.23


Specified Reserve Account Balance
    	 Greater of:
     	(a) Reserve percentage applicable	                               		5.00%
	         Pool Balance on last day of Collection Period times
           reserve percentage applicable                      			14,997,484.16
     	(b) Lesser of: Deposit from Available Interest and
           Available Principal
          		(i)  floor amount stated or		                        13,335,210.08
          		(ii) Pool Balance on last day of Collection
                 Period	plus interest through Scheduled
                 Distribution Date	                            	392,892,379.65
     	Specified Reserve Account Balance		                       	14,997,484.16

Reserve Account
     	Beginning Balance		                                       	15,852,627.11
     	Deposit from Available Interest and Available Principal		          	0.00
     	Investment Earnings                                         			67,071.38
     	Less:  Withdrawal from Reserve Account and deposit to
             Certificate Account to cover:
              		Accrued and unpaid Basic Servicing Fees                 		0.00
              		Amounts to be distributed to Certificateholders'        		0.00
              		Reimb. to Servicer for Outstanding Advances
                  associated with Defaulted Accounts	               	34,686.75
      Less: Withdrawal by Sellers of Excess of Reserve
             Account Balance Over Specified Reserve Account
             Balance	                                             		820,456.20
     	Less:  Withdrawal of Investment Earnings by Servicer		        	67,071.38
                                                             -----------------
     	Ending Balance	                                          		14,997,484.16
				                                                         =================

Available Reserve Account Balance			                            	14,997,484.16

Realized Losses	                                                 			721,087.57
Net Loss Ratio (annualized)
     	For the current Collection Period                               			2.39%
     	For the preceding Collection Period		                             	2.06%
     	For the second preceding Collection Period                      			2.16%
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)		                                    		2.20%

Delinquency Analysis
     	Number of Loans
            		   30 to 59 days past due                                		1,276
            		   60 to 89 days past due 	                                 	247
            		   90 or more days past due 	                               	247
                                                             -----------------
           		Total                                                     		1,770

     	Principal Balance
            		   30 to 59 days past due                         		9,929,627.72
             	   60 to 89 days past due 	                        	1,978,983.88
             	   90 or more days past due 	                      	2,094,576.52
                                                             -----------------
            	Total		                                             14,003,188.12

Delinquency Ratio
     	For the current Collection Period	                               		1.36%
     	For the preceding Collection Period		                             	1.29%
     	For the second preceding Collection Period	                      		1.21%
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)			                                    	1.29%

Collateral Repossessed and Held by the Trust
     	Number		                                                            	149
     	Principal Balance		                                        	1,366,893.65

Weighted Average Computations
     	Weighted Average Coupon                                     			10.57690%
     	Weighted Average Original Term		                                  	60.83
     	Weighted Average Remaining Term		                                 	28.40

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